SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 18, 2011

BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 18, 2011, the Company held its Annual Meeting of Shareholders.  At such meeting, the shareholders of the Company voted:

(1)	To elect two Directors to serve for the ensuing year. The votes cast were as follows:

Nominees	Votes For	Votes Withheld
John Cavalier	7,048,063	352,867
Robert Hegarty	7,172,174	228,756

(2)
To approve the amendment to the Bridgeline Software, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 2,400,000 to 3,000,000 shares. The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
5,882,938	1,466,352	51,640	2,977,067

(3)	To ratify the selection of Marcum, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2011. The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
10,188,592	137,238	52,167	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

Date: March 21, 2011	By:	/s/ Michael D. Prinn
Michael D. Prinn
Vice President of Finance and Chief Accounting Officer